Exhibit 10.1

JOINDER TERMINATION AGREEMENT

JOINDER TERMINATION AGREEMENT, (this “Joinder Termination Agreement”) dated as of March 25, 2016 (the “Joinder Termination Date”), among PARLEX 1 FINANCE, LLC (“Parlex 1” or “Seller”), PARLEX 3 FINANCE, LLC (“Parlex 3”) and BANK OF AMERICA, N.A., a national banking association (“Buyer”).

WHEREAS, reference is made herein to that certain Master Repurchase Agreement dated as of May 21, 2013 between Seller and Buyer, as amended by that certain Amendment No. 1 to Master Repurchase Agreement dated as of September 23, 2013 between Seller and Buyer, as further amended by that certain Joinder Agreement, also dated as of September 23, 2013 (the “Joinder Agreement”) among Seller, Parlex 3 and Buyer, as further amended by that certain Amendment No. 2 to Master Repurchase Agreement, dated as of June 30, 2014 among Seller, Parlex 3 and Buyer and, as further amended by that certain Amendment No. 3 to Master Repurchase Agreement dated as of March 27, 2015 among Seller, Parlex 3 and Buyer (as may be further amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Repurchase Agreement”); capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement.

WHEREAS, Seller, Parlex 3, and Buyer agree to terminate the Joinder Agreement and release Parlex 3 as a party to the Repurchase Agreement and each of the other Transaction Documents to which it is a party or which is stated to apply to it.

NOW, THEREFORE, in consideration of the promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Parlex 3, and Buyer each hereby agree as follows:

A G R E E M E N T

1.

Termination of Joinder Agreement. Seller, Parlex 3, and Buyer acknowledge and confirm that the Joinder Agreement is hereby terminated, and of no further force or effect, effective as of 12:01 a.m. Eastern Time on the Joinder Termination Date (the “Termination Time”) and that as of the Termination Time:

a.

all obligations of Parlex 3 under the Joinder Agreement, the Repurchase Agreement, and any and all other Transaction Documents are fully discharged and Parlex 3 is released from any and all obligations thereunder including, without limitation, any obligations expressly stated to survive any release from or termination thereof, and Parlex 3 ceases to be a “Seller” for any and all purposes of any kind or nature whatsoever under the Transaction Documents;

b.

all security interests granted to, or created in favor of, Buyer by Parlex 3 under the Repurchase Agreement or any other Transaction Document or with respect to any of the assets or accounts of Parlex 3 or by 42-16 Partners, LLC (“Pledgor”) under the Pledge Agreement (Parlex 3) (as defined below) (including, without limitation, the security grant by Parlex 3 contained in Section 6 of the Repurchase Agreement, the pledge of the Membership Interests of Parlex 3 under that certain Pledge Agreement dated as of September 23, 2016 made by Pledgor in favor of Buyer (the “Pledge Agreement (Parlex 3)”), and the security and control interests granted to Buyer in the Blocked Account of Parlex 3 under that certain Deposit Account Control Agreement dated as of September 23, 2016 among Parlex 3, Buyer, Servicer, and Depository Bank (the “Blocked Account

Agreement (Parlex 3)”)) shall, solely with respect to such security and control interests granted by Parlex 3 and Pledgor, automatically terminate, be released, and of no further force or effect and Buyer hereby authorizes Parlex 3 to terminate the UCC-1 financing statements filed with the Secretary of State of the State of Delaware as filing numbers 20133884815 and 20133884906 (and only such financing statements); and

c.

each of the following Transaction Documents are terminated and of no further force or effect with respect to Parlex 3 including, without limitation, any obligations or provisions expressly stated to survive any termination thereof: (i) the Pledge Agreement (Parlex 3), (ii) the Blocked Account Agreement (Parlex 3), (iii) that certain Servicing Agreement dated as of September 23, 2016 among Parlex 3, Buyer and Servicer (the “Servicing Agreement (Parlex 3)”), and (iv) that certain Power of Attorney to Buyer dated as of September 23, 2016 and executed by Parlex 3 in favor of Buyer (the “POA (Parlex 3)”).

2.

Blocked Account Direction. Any interest of Buyer in and to any amounts within the Blocked Account of Parlex 3 described in the Blocked Account Agreement (Parlex 3) is hereby released, and Seller and Parlex 3, and Buyer, irrevocably and unconditionally authorize Parlex 3 to instruct the Depository Bank to disburse any cash remaining in such Blocked Account into an account designated by Parlex 3.

3.

Further Assurances. Seller, Parlex 3, and Buyer agree to execute notices to the Custodian, Servicer, Depository Bank or any other third parties, in each case, as reasonably requested in writing by Parlex 3, and to take such additional steps as reasonably necessary to further effectuate the termination contemplated herein.

4.

Counterparts. This Joinder Termination Agreement may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Joinder Termination Agreement in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder Termination Agreement to be duly executed and delivered as of the day and year first above written.

BUYER:

BANK OF AMERICA, N.A.

By:	/s/ Steven Wasser
	Name:	Steven Wasser
	Title:	Managing Director

SELLER:

PARLEX 1 FINANCE, LLC

By:	/s/ Douglas N. Armer
	Name:	Douglas N. Armer
	Title:	Managing Director, Head of Capital Markets and Treasurer

PARLEX 3:

PARLEX 3 FINANCE, LLC

By:	/s/ Douglas N. Armer
	Name:	Douglas N. Armer
	Title:	Managing Director, Head of Capital Markets and Treasurer

[Signatures continue on following page.]

Signature Page to Joinder Termination Agreement

AGREED AND ACKNOWLEDGED:

SERVICER:

MIDLAND LOAN SERVICES, a Division of PNC Bank, National Association

Servicer, as successor by merger with Midland Loan Services, Inc.

By:	/s/ Bradley J. Hauger
	Name:	Bradley J. Hauger
	Title:	Senior Vice President – Servicing Officer

ACKNOWLEDGED, AGREED

AND ACCEPTED:

DEPOSIT BANK:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Peggy Kiely
	Name:	Peggy Kiely
	Title:	Assistant Vice President

Signature Page to Joinder Termination Agreement